Event occurring after the reporting period	6 Months Ended
Jun. 30, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Event occurring after the reporting period
19.
Event occurring after the reporting period
(a)
Convertible notes

On July 13, 2023 and September 5, 2023, LMR Partners Limited completed the purchase of the US$30 million and US$40 million convertible notes from the Company, respectively, convertible into American depositary shares representing the Company’s ordinary shares.

(b)
Merger transaction

On August 22, 2023, the Company entered into a definitive agreement to acquire 100% of the issued and outstanding shares of Charge Amps AB (“Charge Amps”) . The consideration for the acquisition, which values Charge Amps at an equity value of approximately SEK724 million (US$66.4 million), will be a combination of cash and newly issued Class A ordinary shares of the Company.